PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

	December 31
	2010	2011
Building	$11,528,191	$36,154,482
Manufacturing equipment	59,141,907	69,890,504
Electronic equipment	7,260,135	10,036,750
Leasehold improvements	5,987,811	6,767,610
Software	5,833,457	7,122,320
Furniture and office equipment	415,336	481,620
Transportation equipment	187,878	189,591
Construction in progress	1,106,087	1,757,683
Prepaid on equipment purchases	4,863,629	3,069,069

	96,324,431	135,469,629
Less: Accumulated depreciation	(64,812,220)	(69,048,245)

	$31,512,211	$66,421,384

The Company has purchased equipment from Techlink Semiconductor and Equipment Co. (“Techlink”), a reseller of used semiconductor equipment. One of the Company’s shareholders and directors is a director of Techlink and owns a majority interest in Techlink. Manufacturing equipment costing $900,600 and $1,279,964 were acquired from Techlink on an arms-length basis in 2010 and 2011, respectively. Payables to Techlink for the purchase of equipment at December 31, 2010 and 2011 were $358,264 and $270,719, respectively.

For its expected business expansion, the Company is building a new fab facility on the land located in ZiZhu Science Park. In this regard, the Company has incurred capital expenditure of $43.8 million (recorded as building, construction in progress and prepaid on equipment purchase) as of the end of year ended December 31, 2011(Note 15).

The Company has mortgaged the building along with its land use right located in the ZiZhu Science Park as collateral under the banking facility agreement with Bank of Nanjing (Note 13). The carrying value of mortgaged building and land use right was $13,730,362 and $14,030,024 as of December 31, 2010 and 2011, respectively.

Depreciation expense for 2009, 2010 and 2011 was $3,557,817, $3,816,258 and $5,318,563 respectively.